Exhibit 99.1

Canada Update (Allstream) Zayo Group Holdings, Inc. April 28, 2016 NYSE: ZAYO @ZayoGroup

Safe Harbor Information contained in this presentation that is not historical by nature constitutes “forward-looking statements” which can be identified by the use of forward-looking terminology such as “believes,” “expects,” “plans,” “intends,” “estimates,” “projects,” “could,” “may,” “will,” “should,” or “anticipates” or the negatives thereof, other variations thereon or comparable terminology, or by discussions of strategy. No assurance can be given that future results expressed or implied by the forward-looking statements will be achieved and actual results may differ materially from those contemplated by the forward-looking statements. Such statements are based on management’s current expectations and beliefs and are subject to a number of risks and uncertainties that could cause actual results to differ materially from those expressed or implied by the forward-looking statements. These risks and uncertainties include, but are not limited to, those relating to Zayo Group Holdings, Inc.’s (“the Company” or “ZGH”) financial and operating prospects, current economic trends, future opportunities, ability to retain existing customers and attract new ones, outlook of customers, and strength of competition and pricing. In addition, there is risk and uncertainty in the Company’s acquisition strategy including our ability to integrate acquired companies and assets. Specifically there is a risk associated with our recent acquisitions, and the benefits thereof, including financial and operating results and synergy benefits that may be realized from these acquisitions and the timeframe for realizing these benefits. Other factors and risks that may affect our business and future financial results are detailed in the “Risk Factors” section of our Annual Report or Form 10-K filed with the Securities and Exchange Commission (“SEC”) on September 18, 2015. We caution you not to place undue reliance on these forward-looking statements, which speak only as of their respective dates. We undertake no obligation to publicly update or revise forward-looking statements to reflect events or circumstances after releasing this supplemental information or to reflect the occurrence of unanticipated events, except as required by law. In addition to this presentation and our filings with the SEC, the Company provides a supplemental earnings presentation, pricing supplement and a glossary of terms used throughout. All of which can be found under the investor section of the Company’s website at http://www.zayo.com/investors. 2

Purpose 3 Provide an update on the Allstream acquisition in advance of May 5, 2016 earnings call summary of the Allstream acquisition terms and merits refresh on near-term Zayo Canada reporting structure near-term financial targets integration plan and long-term reporting structure value creation opportunity will address highlights on the earnings call all amounts shown in US$ and subject to FX variability

Allstream Summary Transforms Zayo into pan-North America infrastructure provider closed January 15, 2016 US$320M gross purchase price (including $26M of assumed liabilities)1 US$450M annualized revenue and US$72M annualized adjusted EBITDA2 4.4x pre-synergy Dec-15 LQA2 multiple mix of Communications Infrastructure and complementary managed & voice services unique set of intercity and metro fiber assets in contiguous geography compelling valuation US$60M planned cost synergies 1 Purchase price based on spot FX rate of 0.69 Canadian per US Dollar as of January 15, 2016. All other US$ amounts based on Mar-15 quarter average FX rate of 0.73 2 Based on Dec-15 quarter results adjusted to exclude two non-recurring items totalling $3.0M of quarterly revenue and adjusted EBITDA 4

Allstream Assets Unique fiber assets across Canada and all major metro markets 12,500 of intercity and 5,000 metro route miles of fiber 532,000 fiber miles 3,300 On-Net Buildings 5

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Allstream Historical Financials

Revenue and adjusted EBITDA trends as reported by MTS in US$


Allstream Revenue
($M)
$150
$100
$50
$0
$118
$112
$113
Mar-14
Jun-14
Sep-14
Dec-14
Mar-15
Jun-15
Sep-15
Dec-15[1]

revenues declining **3-5%** YoY


Allstream Adjusted EBITDA[2]
($M)
17%
15%
16%
14%
13%
17%
17%
16%
$25
$20
$15
$10
$5
$0
$16
$19
$18
Mar-14
Jun-14
Sep-14
Dec-14
Mar-15
Jun-15
Sep-15
Dec-15[1]
Adjusted EBITDA
Adjusted EBITDA Margin

adjusted EBITDA stabilized in 2015 due to cost savings initiatives recently **16-17%** adjusted EBITDA margin

All US$ amounts based on 0.73 Canadian to US Dollar FX rate

[1] Dec-15 quarter results adjusted to exclude two non-recurring items totalling $3.0M of quarterly revenue and adjusted EBITDA

[2] Adjusted EBITDA excludes restructuring charges

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Allstream Historical Financials Capital expenditure and cash flow trends as reported by MTS (US$) historically spent on product expansions and customer premise equipment expect to re-focus on communications infrastructure / fiber builds historically low single digits UFCF as % of revenue Allstream Unlevered Free Cash Flow (UFCF) 1 All US$ amounts based on 0.73 Canadian to US Dollar FX rate 1 UFCF calculated as Adjusted EBITDA (excluding restructuring charges) less capital expenditures 2 Dec-15 quarter results adjusted to exclude two non-recurring items totaling $3.0M of quarterly revenue and adjusted EBITDA 7 Allstream Purchases of Property and Equipment

Near-term Reporting 8 Through Sep-16 quarter, Allstream will be reported as a new, separate Segment named Zayo Canada initially, Zayo Canada metrics will be excluded from earnings supplement metrics targets for Zayo Canada provided on next slide legacy Allstream business will be reported as a single new segment 1 2 1 Dec-15 quarter results adjusted to exclude two non-recurring items totalling $3.0M of quarterly revenue and adjusted EBITDA 2 Based on FX rate of 0.73 Canadian to US Dollar Based on Dec-15 quarter annualized ($M):

Zayo Canada Targets Thru Sep-16 Quarter Adjusted EBITDA and UFCF are expected to grow during integration period 9 1 1 1 All US$ amounts based on 0.73 Canadian to US Dollar FX rate 1 Dec-15 quarter results adjusted to exclude two non-recurring items totaling $3.0M of quarterly revenue and adjusted EBITDA

Integration Plan

Separate Zayo Canada into existing and new Strategic Product Groups (SPGs) and Segments

Managed Service Segment (new)

two new "managed" SPGs: Managed WAN/LAN & Managed Cyber Security buys services from "infrastructure" SPGs

currently Canada, with potential to expand to US & Europe

Infrastructure Segments (existing)

Dark Fiber, Network Connectivity, Colo & Cloud

nearly all existing infrastructure revenue is Network Connectivity increased focus on infrastructure

significant synergies

cross-selling of geographies

Zayo Canada Products


Large and Infrastructure Customers (~1000)
LAYER 4
MANAGED WAN/LAN SOLUTIONS
MANAGED CYBER SECURITY
LAYER 3
IP
CLOUD
VOICE
LAYER 2
ETHERNET
1 MB
10 GB
LAYER 1
WAVES
SONET
LAYER 0
DATA CENTER
FIBER OPTIC CABLE
Small & Medium Business Customers (~30,000)

Voice/UC & SMB Solutions Segment (new)

two new SPGs: Voice/Unified Communications (UC) & Small-Medium Business (SMB) Solutions

buys services from "infrastructure" SPGs

Voice/UC SPG provides service to Canadian direct customers and SMB Solutions SPG value creation through profitability and cash flow optimization

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Long-term Reporting In Dec-16 quarter, anticipate incorporating Zayo Canada into new and existing Segment & SPG structure 11 revenue in chart is Dec-15 annualized; mix percentage in Dec-16 will be different due to growth rates and inorganic activity in Dec-16 quarter, Zayo Canada is expected to be included in operational metrics except for Voice/UC & SMB Solutions Segment Based on Dec-15 quarter annualized ($M): 1 Dec-15 quarter results adjusted to exclude two non-recurring items totalling $3.0M of quarterly revenue and adjusted EBITDA 2 Based on FX rate of 0.73 Canadian to US Dollar 1 2

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Investment Thesis Update

Create significant equity value through focused Segments and SPGs

Segment or SPG	Strategy	Annualized Financial Targets[1]		Valuation Ranges[2]
Communications Infrastructure Segments	increased focus, cross selling, & heavy integration	revenue: EBITDA margin: revenue growth:	~$135M ~40%+ 5 - 7%	8 - 12x EBITDA
Managed Services Segment	de-integrate into focused SPGs and managed toward steady value creation	revenue: EBITDA margin: revenue growth:	~$100M ~20% 3 - 5%	5 - 7x EBITDA
Voice/UC SPG	de-integrate into focused provider of Voice Services	revenue: EBITDA margin: revenue growth:	~$100M ~20%+ negative	4 - 6x EBITDA
SMB Solutions SPG	de-integrate into focused provider of converged services to SMB	revenue EBITDA margin: revenue growth:	~$90M ~10%+ negative	cash flow multiple

Substantial value creation opportunity relative to $320M gross purchase price

[1] Based on FX rate of 0.73 Canadian to US Dollar
[2] Based on comparable public and private valuations

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Thank You Reminder that Zayo’s FY3Q16 earnings call is scheduled for May 5, 2016 at 5:00PM Eastern Time. More information is available at: investors.zayo.com